UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2020

FireEye, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36067	20-1548921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 McCarthy Blvd.
Milpitas, CA 95035
(Address of principal executive offices, including zip code)
(408) 321-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FEYE	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On February 5, 2020, FireEye, Inc. (the “Company”) issued a press release and will hold a conference call regarding its financial results for the fourth quarter and year ended December 31, 2019. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information set forth under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company is making reference to non-GAAP financial measures in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in the press release.

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Travis Reese

On January 31, 2020, Travis Reese notified the Company of his decision to retire and step down as the Company’s President, effective March 1, 2020. Mr. Reese’s decision was not the result of any disagreement with the Company.

On February 4, 2020, Mr. Reese provided the Company with a general release of claims in exchange for the Company agreeing to pay three months of COBRA premiums following his retirement.

In addition, on February 4, 2020, the Company entered into a consulting agreement with Mr. Reese (the “Consulting Agreement”) that provides that Mr. Reese will provide ongoing advice and consulting services to the Company for a period of one year commencing on March 3, 2020, in consideration of (i) a cash payment of $50,000, provided that Mr. Reese remains a service provider of the Company through the end of the one-year period, and (ii) a grant of restricted stock units covering 7,500 shares of the Company’s common stock, which will vest at the end of the one-year period provided that Mr. Reese remains a service provider of the Company through such vesting date. A copy of the Consulting Agreement is filed herewith as Exhibit 10.1. The foregoing description of the Consulting Agreement is a summary only and is qualified in its entirety by the full text of the Consulting Agreement, which is incorporated herein by reference.

Promotion of Peter Bailey

On February 4, 2020, Peter Bailey, the Company’s Executive Vice President of Corporate Strategy and Planning, was promoted and appointed as Executive Vice President and Chief Operating Officer of the Company, effective February 4, 2020, reporting to the Company’s Chief Executive Officer.

Mr. Bailey, age 47, has served as the Company’s Executive Vice President of Corporate Strategy and Planning since December 2019. Prior to joining the Company, Mr. Bailey served in various positions at Vertical Communications, Inc. (“Vertical Communications”), including as Chief Executive Officer from May 2011 to December 2019, as President from October 2009 to December 2019, as Chief Operating Officer from October 2009 to May 2011, and as Senior Vice President from October 2004 to October 2009. He has served on the board of directors of Vertical Communications since May 2011. Mr. Bailey holds a B.A. in English from Princeton University.

Mr. Bailey’s current annual base salary is $400,000, and he is eligible for annual target incentive payments under the Company’s Employee Incentive Plan equal to $225,000 for 2020. Mr. Bailey is also eligible for severance payments and benefits under the Company’s Change of Control Severance Policy for Officers.

On February 4, 2020, the Board of Directors of the Company granted Mr. Bailey (i) an award of restricted stock units covering 100,000 shares of the Company’s common stock pursuant to the Company’s 2013 Equity Incentive Plan (the “RSUs”) and (ii) an award of restricted stock units with performance-based vesting covering a target of 100,000 shares of the Company’s common stock pursuant to the Company’s 2013 Equity Incentive Plan (the “PSUs”). The RSUs are scheduled to vest over a four-year period from February 15, 2020, with 25% of the RSUs vesting on the first anniversary and 6.25% of the RSUs vesting each quarter thereafter over the remaining three years, in each case subject to Mr. Bailey’s continued service through the applicable vesting date. The PSUs are scheduled to vest in four equal annual installments, with the first installment scheduled to vest on February 15, 2021, in each case subject to Mr. Bailey’s continued service through the applicable vesting date.

In addition, it is expected that Mr. Bailey will enter into the Company’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 2, 2013.

There is no arrangement or understanding between Mr. Bailey and any other persons pursuant to which Mr. Bailey was selected as Executive Vice President and Chief Operating Officer of the Company. There are no family relationships between Mr. Bailey and any director or executive officer of the Company and, other than as described above, no transactions involving Mr. Bailey that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1*	Consulting Agreement between the Registrant and Travis Reese, effective as of March 3, 2020
99.1	Press release dated February 5, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Indicates a management contract or compensatory plan or arrangement.

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Consulting Agreement between the Registrant and Travis Reese, effective as of March 3, 2020
99.1	Press release dated February 5, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIREEYE, INC.

Date: February 5, 2020	By:	/s/ Alexa King
Alexa King Executive Vice President, General Counsel and Secretary